Exhibit 99.1

New Horizon Aircraft Ltd. Announces Closing of $20 Million Offering

of Common Shares

Toronto, Canada, May 11, 2026 – New Horizon Aircraft Ltd. (“Horizon Aircraft” or the “Company”) (NASDAQ:HOVR), an advanced aerospace company developing one of the first hybrid-electric Vertical Takeoff and Landing (VTOL) aircraft, today announced the closing of its previously announced registered direct offering pursuant to a definitive agreement with certain institutional investors for the purchase and sale of an aggregate of 9,254,889 Class A Ordinary Shares (“Common Shares”). The gross proceeds to the Company were approximately $20 million, before deducting offering expenses. The Company intends to use the net proceeds from the offering to fund and accelerate development and buildout of the Cavorite X7 aircraft program, as well as for working capital and general corporate purposes.

Titan Partners, a division of American Capital Partners, acted as the sole placement agent for the offering.

The offering was made pursuant to a shelf registration statement on Form S-3 (File No. 333-285000) initially filed with the Securities and Exchange Commission (“SEC”) on February 14, 2025, and declared effective by the SEC on March 25, 2025 (the “Registration Statement”). The Common Shares (or Common Share equivalents) were offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective Registration Statement. A prospectus supplement and accompanying prospectus relating to, and describing the terms of, the offering were filed with the SEC and are available for free on the SEC’s website at www.sec.gov. Electronic copies of the prospectus supplement and accompanying prospectus may also be obtained by contacting Titan Partners Group LLC, a division of American Capital Partners, LLC, 4 World Trade Center, 49th Floor, New York, NY 10007, by phone at (929) 833-1246 or by email at prospectus@titanpartnersgrp.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About New Horizon Aircraft Ltd.

Horizon Aircraft (NASDAQ:HOVR) is an advanced aerospace company that is developing one of the world’s first hybrid-electric VTOL (Vertical Take-Off and Landing) aircraft designed to fly most of its mission in traditional wing-borne flight, offering industry-leading speed, range, and operational utility. Horizon Aircraft’s unique designs put the mission first and prioritize safety and performance. Upon successful completion of testing and certification of its full-scale aircraft, Horizon Aircraft intends to scale unit production to meet expected demand from regional aircraft operators, emergency service providers, and military customers.

For further information, visit:

Website www.horizonaircraft.com

LinkedIn https://www.linkedin.com/company/horizon-aircraft-inc

On behalf of New Horizon Aircraft Ltd.

Brandon Robinson

Co-Founder and CEO

For further information, contact:

Investors:

Kathryn Burns

ir@horizonaircraft.com

Media:

Edwina Frawley-Gangahar

EFG Media Relations

+44 7580 174672

edwina@efgmediarelations.com

Forward-looking Statements

This press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “target,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements herein include, but are not limited to, statements relating to the targeted readiness of the full-scale hybrid Cavorite X7 eVTOL demonstrator aircraft for initial testing, development priorities and technical milestones; the Cavorite X7’s design specifications, anticipated operational parameters and projected performance, including assumptions regarding operating costs, fuel consumption, maintenance costs and utilization rates; funding and liquidity sufficiency and runway; certification and testing plans; and potential production, partnership, supply chain and market opportunities.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) changes in the markets in which Horizon Aircraft competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that Horizon Aircraft will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (iv) statements regarding Horizon Aircraft’s industry and market size; (v) financial condition and performance of Horizon Aircraft, including the condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Horizon Aircraft; (vi) Horizon Aircraft’s ability to develop, certify, and manufacture an aircraft that meets its performance expectations; (vii) successful completion of testing and certification of Horizon Aircraft’s Cavorite X7 eVTOL; (viii) the targeted future production of Horizon Aircraft’s Cavorite X7 aircraft; and (ix) other factors detailed by us in the Company’s public filings with the SEC and under the Company’s profile on sedarplus.ca, including the disclosures under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2025, filed with the SEC and filed under the Company’s profile on sedarplus.ca on August 22, 2025. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, it assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by applicable law. Horizon Aircraft does not give any assurance that Horizon Aircraft will achieve its expectations.